DISCONTINUED OPERATIONS	12 Months Ended
Dec. 31, 2011
Accounting Policies [Abstract]
DISCONTINUED OPERATIONS

NOTE 8 – DISCONTINUED OPERATIONS

During the year ended December 31, 2009, the Company decided to shift its focus from the short term residential mortgage banking and ownership of residential rental property to the Water Project. In order to assist in the funding of the Water Project, the Company began an orderly liquidation of its mortgage and real estate assets. This liquidation has been completed by December 31, 2011.

The assets to be liquidated are presented at the lower of cost or current market values, as of December 31, 2011 and December 31, 2010 and are detailed as follows:

(in thousands)	Dec 31, 2011	Dec 31, 2010
Mortgages receivable	$ -	371
Thomas Park project	-	-
Other real estate owned	-	123
Subtotal	-	494
Less allowances and depreciation	-	(237)
Net book value of property to sell	-	257
Less amounts owed on real estate to be sold	-	-
Net projected proceeds from mortgage receivables, Thomas Park, and other real estate owned	$ -	257

Within the discontinued operations, during the year ended December 31, 2011 and 2010, the Company recognized a loss on disposal of real estate of $7,000 and a loss of $153,000, respectively.

Within the discontinued operations, and not including the loss on disposal of real estate, during the year ended December 31, 2011 and 2010, the Company had $ - and $76,000 in revenue, respectively.

On June 30, 2010, the Company sold its 100% interest in Legendary to its acting broker, a previous employee of Legendary, for a sales price of $9,000 plus the buyer assuming the office lease. Legendary’s business consisted of residential real estate brokerage and residential real estate management in the Phoenix area. The Company recognized a net gain of $12,000 in the year ended December 31, 2010.